UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 15, 2019

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1250 Wood Branch Park Dr., Suite 400
Houston, Texas 77079
 (Address of principal executive offices)

 (855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

On February 15, 2019, PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”) and SK Energy LLC (“SK Energy”), a company wholly-owned by our Chief Executive Officer and director, Dr. Simon Kukes, entered into a First Amendment to Convertible Promissory Notes (the “Amendment”) which amended (i) the Convertible Promissory Note, in the principal amount of $22,000,000, issued by the Company to SK Energy on August 1, 2018 (the “August 2018 Note”) and the other $1,600,000 in Convertible Promissory Notes sold by the Company on August 1, 2018 (the “Other Notes”), (ii) the Convertible Promissory Note, in the principal amount of $7,000,000, issued by the Company to SK Energy on October 25, 2018 (the “October 2018 Note”), and (iii) the Convertible Promissory Note, in the principal amount of $15,000,000, issued by the Company to SK Energy on January 11, 2019 (the “January 2019 Note,” and together with the August 2018 Note and the October 2018 Note, the “Convertible Notes”). Pursuant to the Amendment, each of the Convertible Notes and each of the Other Notes was amended to remove the conversion limitation that previously prevented SK Energy from converting any portion of the Convertible Notes (or Other Notes) into common stock of the Company if such conversion would have resulted in SK Energy beneficially owning (as such term is defined in the Securities Exchange Act of 1934, as amended) (“Beneficially Owning”) more than 49.9% of the Company’s outstanding shares of common stock.

Immediately following the entry into the Amendment, on February 15, 2019, SK Energy elected to convert (i) all $15,000,000 of the outstanding principal and all $125,729 of accrued interest under the January 2019 Note into common stock of the Company at a conversion price of $1.50 per share as set forth in the January 2019 Note into 10,083,819 shares of restricted common stock of the Company, and (ii) all $7,000,000 of the outstanding principal and all $186,776 of accrued interest under the October 2018 Note into common stock of the Company at a conversion price of $1.79 per share as set forth in the October 2018 Note into 4,014,959 shares of restricted common stock of the Company, which shares in aggregate represent approximately 47.1% of the Company’s now 29,907,223 shares of issued and outstanding Company common stock after giving effect to the conversions.

* * * * * * * * *

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (“Securities Act”), for the conversion of the January 2019 Note and the October 2018 Note and the issuance of shares of restricted common stock to SK Energy in connection therewith, each as described above, as the common stock was exchanged by us with SK Energy (our existing security holder) in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 5.01 Changes in Control of Registrant.

As described above in Item 1.01 (which information is incorporated into this Item 5.01 in its entirety, by reference), on February 15, 2019, SK Energy converted all (i) $15,000,000 of the outstanding principal and all $125,729 of accrued interest under the January 2019 Note into 10,083,819 shares of restricted common stock of the Company, and (ii) all $7,000,000 of the outstanding principal and all $186,776 of accrued interest under the October 2018 Note into 4,014,959 shares of restricted common stock of the Company. The shares of common stock issued upon conversion of the January 2019 Note and the October 2018 Note, together with the 7,865,618 shares of common stock beneficially owned by Dr. Kukes prior to the conversion, total 73.4% of our currently issued, outstanding and voting shares of common stock. As a result, effective on February 15, 2019, a change in control of the Company was deemed to have occurred, with Dr. Kukes (through his control of SK Energy) obtaining majority control over the Company’s voting shares. As discussed above, SK Energy is wholly-owned and controlled by Dr. Simon Kukes, our Chief Executive Officer and director. As described above in Item 1.01, Dr. Kukes was the Company’s largest shareholder prior to the conversion as well, holding approximately 49% of our outstanding voting shares; however, due to the note conversion, Dr. Kukes has the right, voting individually, to exercise majority voting control over the Company.

Additionally, as a result of the Amendment described above, Dr. Kukes is deemed to beneficially own approximately 10,328,638 shares of common stock issuable upon conversion of the August 2018 Note at a fixed conversion price of $2.13 per share (excluding interest), which together with the issued and outstanding shares of common stock which he currently beneficially owns, totals an aggregate of 32,293,034 shares of common stock of the Company, representing 80.3% of the Company’s outstanding common stock, assuming the conversion of the August 2018 Note in full (excluding interest).

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on February 19, 2019 regarding the matters discussed in Items 1.01, 3.02 and 5.01 above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Form of Convertible Promissory Note between PEDEVCO Corp., as borrower and various lenders (including SK Energy LLC), dated August 1, 2018 (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2018)(File No. 001-35922)

10.2
Convertible Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC, dated October 25, 2018 (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 26, 2018)(File No. 001-35922)

10.3
$15,000,000 Convertible Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC as lender, dated January 11, 2019 (Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 14, 2018)(File No. 001-35922)

10.4*	First Amendment to Convertible Promissory Notes, dated February 15, 2019, entered into by and between PEDEVCO Corp. and SK Energy LLC
99.1**	Press Release dated February 19, 2019

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

Date:  February 19, 2019

EXHIBIT INDEX

Exhibit No.	Description

10.1
Form of Convertible Promissory Note between PEDEVCO Corp., as borrower and various lenders (including SK Energy LLC), dated August 1, 2018 (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2018)(File No. 001-35922)

10.2
Convertible Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC, dated October 25, 2018 (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 26, 2018)(File No. 001-35922)

10.3
$15,000,000 Convertible Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC as lender, dated January 11, 2019 (Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 14, 2018)(File No. 001-35922)

10.4*	First Amendment to Convertible Promissory Notes, dated February 15, 2019, entered into by and between PEDEVCO Corp. and SK Energy LLC
99.1**	Press Release dated February 19, 2019

* Filed herewith.
** Furnished herewith.

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